                                                                    EXHIBIT 99.2

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

     The following tables set forth the unaudited pro forma condensed combined financial data for Psychiatric Solutions, Inc., giving effect to the acquisitions of Ardent Behavioral, Heartland, Brentwood and other non-significant acquisitions during the fiscal year ended December 31, 2004 and the Financing Transactions as if they had occurred on the dates indicated and after giving effect to certain pro forma adjustments discussed herein. The unaudited pro forma condensed balance sheet as of March 31, 2005 has been derived from Psychiatric Solutions' and Ardent Behavioral's historical balance sheets, adjusted to give effect to these acquisitions and the Financing Transactions as if they occurred on March 31, 2005. The pro forma condensed combined income statement for the twelve months ended March 31, 2005 gives effect to the acquisitions of Ardent Behavioral, Heartland and other non-significant acquisitions during 2004 and the Financing Transactions, as if they occurred at the beginning of the period presented. The pro forma condensed combined income statement for the three months ended March 31, 2005 gives effect to the acquisition of Ardent Behavioral and the Financing Transactions, as if they occurred at the beginning of the period presented. The pro forma condensed combined income statement for the year ended December 31, 2004 gives effect to the acquisitions of Ardent Behavioral, Heartland, Brentwood and other non-significant acquisitions during 2004 and the Financing Transactions, as if they occurred at the beginning of the period presented.

     The adjustments necessary to fairly present the unaudited pro forma condensed combined financial data have been made based on available information and in the opinion of management are reasonable. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with this unaudited pro forma condensed combined financial data. The pro forma adjustments are preliminary and revisions to the preliminary purchase price allocations and financing of the transactions may have a significant impact on the pro forma adjustments. A final valuation of net assets acquired associated with the Ardent Behavioral acquisition cannot be made prior to the completion of this offering memorandum. A final determination of these fair values will be conducted by Psychiatric Solutions' independent valuation specialists. The consideration of this valuation will most likely result in a change in the value assigned to the fixed and intangible assets acquired from Ardent Behavioral.

     The unaudited pro forma condensed combined financial data is for comparative purposes only and does not purport to represent what our financial position or results of operations would actually have been had the events noted above in fact occurred on the assumed dates or to project our financial position or results of operations for any future date or future period. The unaudited pro forma condensed combined financial data should be read in conjunction with the "Selected Consolidated Financial and Operating Data -- Psychiatric Solutions," "Selected Consolidated Financial and Operating Data -- Ardent Behavioral" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this offering memorandum.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                              AS OF MARCH 31, 2005

                                                             PRO FORMA                   OFFERING
                                 PSYCHIATRIC     ARDENT     ACQUISITION     PRO FORMA    PRO FORMA      PRO FORMA
                                  SOLUTIONS    BEHAVIORAL   ADJUSTMENTS     COMBINED    ADJUSTMENTS        PSI
                                 -----------   ----------   -----------     ---------   -----------     ----------
                                                              (DOLLARS IN THOUSANDS)
ASSETS
Current assets:
  Cash and cash equivalents....   $ 14,500      $  2,354     $(500,000)(1)  $(483,146)   $489,100(1)    $    5,954
  Accounts receivable, net.....     80,996        41,614         7,494(2)     130,104                      130,104
  Other current assets.........     16,700        19,174            --         35,874                       35,874
                                  --------      --------     ---------      ---------    --------       ----------
    Total current assets.......    112,196        63,142      (492,506)      (317,168)    489,100          171,932
Property and equipment, net....    220,762        83,465        65,910(3)     370,137                      370,137
Costs in excess of net assets
  acquired.....................    130,134        11,210       380,292(4)     521,636       9,600(1)       531,236
Other assets...................     21,377        84,656       (84,416)(5)     21,617       8,380(8)        29,997
                                  --------      --------     ---------      ---------    --------       ----------
Total assets...................   $484,469      $242,473     $(130,720)     $ 596,222    $507,080       $1,103,302
                                  ========      ========     =========      =========    ========       ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable.............   $ 12,355      $  7,727     $      --      $  20,082    $     --       $   20,082
  Accrued liabilities..........     55,579        19,462            --         75,041          --           75,041
  Current portion of long-term
    debt.......................        478            --            --            478       3,250(1)         3,728
                                  --------      --------     ---------      ---------    --------       ----------
    Total current
      liabilities..............     68,412        27,189            --         95,601       3,250           98,851
Long-term debt, less current
  portion......................    153,483            --            --        153,483     515,950(1)       669,433
Other liabilities..............     13,991        17,155         7,409(6)      38,555          --           38,555
                                  --------      --------     ---------      ---------    --------       ----------
Total liabilities..............    235,886        44,344         7,409        287,639     519,200          806,839
Stockholders' equity:
  Common stock.................        205            --            14(7)         219          --              219
  Additional paid-in capital...    228,784            --        59,986(7)     288,770          --          288,770
  Accumulated earnings.........     19,594       198,129      (198,129)(2)     19,594     (12,120)(9)        7,474
                                  --------      --------     ---------      ---------    --------       ----------
    Total stockholders'
      equity...................    248,583       198,129      (138,129)       308,583     (12,120)         296,463
                                  --------      --------     ---------      ---------    --------       ----------
Total liabilities and
  stockholders' equity.........   $484,469      $242,473     $(130,720)     $ 596,222    $507,080       $1,103,302
                                  ========      ========     =========      =========    ========       ==========

       See Notes to Unaudited Pro Forma Condensed Combined Balance Sheet.

         NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)

(1) Represents the sources and uses of funds from the Financing Transactions:

Notes offered hereby........................................  $220,000
Senior secured term debt....................................   325,000
Additional borrowings on amended and restated revolving
  credit facility...........................................    35,500
Repurchase of 10 5/8% senior subordinated notes.............   (61,300)
                                                              --------
Increase in debt............................................   519,200
Excess cash on balance sheet at March 31, 2005..............    10,900
Premium on repurchase of 10 5/8% senior subordinated
  notes.....................................................    (8,600)
Non-recurring bridge loan commitment fee....................    (1,500)
Estimate of capitalized finance costs.......................   (10,400)
Estimate of purchase transaction costs......................    (9,600)
                                                              --------
Cash paid to Ardent Behavioral and Ardent Health Services
  LLC.......................................................   500,000
Less excess cash on balance sheet at March 31, 2005.........   (10,900)
                                                              --------
Net increase to cash and cash equivalents...................  $489,100
                                                              ========

(2) Represents the elimination of Medicare liabilities not assumed in the acquisition of $7,494 included in accounts receivable and Ardent Behavioral's accumulated earnings of $198,129.

(3) Represents the adjustment to the value of the property and equipment of Ardent Behavioral to reflect their appraised value.

(4) Represents adjustment to cost in excess of net assets acquired as follows:

Cash paid to Ardent Behavioral and Ardent Health Services
  LLC.......................................................  $ 500,000
Value of equity consideration issued to Ardent Health
  Services LLC..............................................     60,000
Less: net assets acquired(a)................................   (168,498)
                                                              ---------
Cost in excess of net assets acquired.......................    391,502
Ardent Behavioral's historical cost in excess of net assets
  acquired..................................................    (11,210)
                                                              ---------
Pro forma adjustment to cost in excess of net assets
  acquired..................................................  $ 380,292
                                                              =========

---------------

    (a) Net assets of Ardent Behavioral.....................  $ 198,129
         Cost in excess of net assets acquired of Ardent
          Behavioral........................................    (11,210)
         Pro forma acquisition adjustments to:
             Accounts receivable, net.......................      7,494
             Property and equipment, net....................     65,910
             Other assets...................................    (84,416)
             Other liabilities..............................     (7,409)
                                                              ---------
         Net assets acquired................................  $ 168,498
                                                              =========

(5) Represents elimination of Ardent's Behavioral intercompany receivables of $78,129 and reclassification of deferred tax assets to deferred tax liabilities of $6,287.

(6) Represents an adjustment to long-term deferred tax liabilities related to the step-up in basis of the property and equipment of Ardent Behavioral and the reclassification of deferred tax assets of Ardent Behavioral and an adjustment to long-term deferred tax assets related to net operating losses acquired.

Step up basis on property and equipment of Ardent
  facilities................................................  $  26,364
Net operating losses obtained in acquisition of Ardent
  Behavioral................................................    (12,668)
Reclassification of deferred tax assets of Ardent
  Behavioral................................................     (6,287)
                                                              ---------
                                                              $   7,409
                                                              =========

(7) Represents the adjustment to common stock and additional paid in capital related to the issuance of 1,413,649 shares of our common stock, $.01 par value, at a price of $42.4434. The share price was calculated based upon a volume-weighted average (rounded to four decimal places) of the daily sale price for the shares of our common stock for 20 consecutive trading days ending two days prior to March 31, 2005. This calculation assumes the fair value of the shares to be issued in the acquisition are valued at $60.0 million. The actual valuation of the shares issued will be based upon the market value of our common stock for a reasonable period of time before and after the number of shares to be issued in the transaction becomes fixed.

(8) Represents capitalized finance costs on Financing Transactions and write-off of capitalized finance costs related to 10 5/8% senior subordinated notes repurchased.

Capitalized finance costs on Financing Transactions.........  $10,400
Write-off of capitalized finance costs related to 10 5/8%
  senior subordinated notes repurchased.....................   (2,020)
                                                              -------
                                                              $ 8,380
                                                              =======

(9) Represents non-recurring fees and charges on loans related to the Financing Transactions as summarized below:

Loan commitment fee on bridge facility......................  $ 1,500
Premium on repurchase of 10 5/8% senior subordinated
  notes.....................................................    8,600
Write-off of capitalized loan costs related to 10 5/8%
  senior subordinated notes repurchased.....................    2,020
                                                              -------
                                                              $12,120
                                                              =======

            UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                   FOR THE TWELVE MONTHS ENDED MARCH 31, 2005

                                                                               OFFERING
                                 PSYCHIATRIC      PRO FORMA      PRO FORMA     PRO FORMA        PRO FORMA
                                  SOLUTIONS    ACQUISITIONS(1)   COMBINED     ADJUSTMENTS          PSI
                                 -----------   ---------------   ---------    -----------       ---------
                                                          (DOLLARS IN THOUSANDS)
Revenue........................   $522,490        $317,242       $839,732      $     --         $839,732
Expenses:
  Salaries, wages and employee
     benefits..................    286,338         179,181        465,519            --          465,519
  Professional fees............     55,823          37,990         93,813            --           93,813
  Rentals and leases...........      9,592           3,604         13,196            --           13,196
  Other operating expenses.....     90,803          41,718        132,521            --          132,521
  Provision for doubtful
     accounts..................     11,515           8,466         19,981            --           19,981
  Depreciation and
     amortization..............     10,663           4,928         15,591            --           15,591
  Interest expense.............     18,031             532         18,563        30,987(1)(i)     49,550
  Other expenses...............      6,990              --          6,990            --            6,990
                                  --------        --------       --------      --------         --------
     Total expenses............    489,755         276,419        766,174        30,987          797,161
                                  --------        --------       --------      --------         --------
Income from continuing
  operations before income
  taxes........................     32,735          40,823         73,558       (30,987)          42,571
Provision for (benefit from)
  income taxes.................     12,494          15,513         28,007       (11,830)(1)(h)    16,177
                                  --------        --------       --------      --------         --------
Income from continuing
  operations...................   $ 20,241        $ 25,310       $ 45,551      $(19,157)        $ 26,394
                                  ========        ========       ========      ========         ========

   See Notes to Unaudited Pro Forma Consolidated Combined Income Statements.

            UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                   FOR THE THREE MONTHS ENDED MARCH 31, 2005

                                                                                         OFFERING
                               PSYCHIATRIC     ARDENT      PRO FORMA        PRO FORMA    PRO FORMA       PRO FORMA
                                SOLUTIONS    BEHAVIORAL   ADJUSTMENTS       COMBINED    ADJUSTMENTS         PSI
                               -----------   ----------   -----------       ---------   -----------      ---------
                                                             (DOLLARS IN THOUSANDS)
Revenue......................   $138,730      $79,908       $    --         $218,638      $    --        $218,638
Expenses
  Salaries, wages and
    employee benefits........     76,367       44,447           140 (1)(a)   120,954           --         120,954
  Professional fees..........     14,256        7,717           356 (1)(b)    22,329           --          22,329
  Rentals and leases.........      2,340          775            31 (1)(c)     3,146           --           3,146
  Other operating expenses...     24,229        9,806            82 (1)(d)    34,117           --          34,117
  Provision for doubtful
    accounts.................      2,668        2,553            --            5,221           --           5,221
  Depreciation and
    amortization.............      2,902        1,199           (88)(1)(e)     4,013           --           4,013
  Interest expense
    (income).................      3,523         (932)          932 (1)(f)     3,523        7,937 (1)(i)   11,460
  Other expenses.............      6,990        3,192        (3,192)(1)(g)     6,990           --           6,990
                                --------      -------       -------         --------      -------        --------
    Total expenses...........    133,275       68,757        (1,739)         200,293        7,937         208,230
                                --------      -------       -------         --------      -------        --------
Income from continuing
  operations before income
  taxes......................      5,455       11,151         1,739           18,345       (7,937)         10,408
Provision for (benefit from)
  income taxes...............      2,127        4,194           833 (1)(h)     7,154       (3,095)(1)(h)    4,059
                                --------      -------       -------         --------      -------        --------
Income from continuing
  operations.................   $  3,328      $ 6,957       $   906         $ 11,191      $(4,842)       $  6,349
                                ========      =======       =======         ========      =======        ========

     See Notes to Unaudited Pro Forma Condensed Combined Income Statements.

            UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                               OFFERING
                                  PSYCHIATRIC      PRO FORMA      PRO FORMA    PRO FORMA        PRO FORMA
                                   SOLUTIONS    ACQUISITIONS(1)   COMBINED    ADJUSTMENTS          PSI
                                  -----------   ---------------   ---------   -----------       ---------
                                                          (DOLLARS IN THOUSANDS)
Revenue.........................   $487,190        $339,906       $827,096     $     --         $827,096
Expenses:
  Salaries, wages and employee
     benefits...................    265,678         190,472        456,150                       456,150
  Professional fees.............     53,258          41,744         95,002           --           95,002
  Rentals and leases............      9,019           4,347         13,366           --           13,366
  Other operating expenses......     85,670          45,505        131,175           --          131,175
  Provision for doubtful
     accounts...................     10,874           9,340         20,214           --           20,214
  Depreciation and
     amortization...............      9,868           5,477         15,345           --           15,345
  Interest expense..............     18,964           1,148         20,112       31,332 (1)(i)    51,444
  Other expenses................      6,407              --          6,407           --            6,407
                                   --------        --------       --------     --------         --------
     Total expenses.............    459,738         298,033        757,771       31,332          789,103
                                   --------        --------       --------     --------         --------
Income from continuing
  operations before income
  taxes.........................     27,452          41,873         69,325      (31,332)          37,993
Provision for (benefit from)
  income taxes..................     10,432          15,912         26,344      (11,907)(1)(h)    14,437
                                   --------        --------       --------     --------         --------
Income from continuing
  operations....................   $ 17,020        $ 25,961       $ 42,981     $(19,425)        $ 23,556
                                   ========        ========       ========     ========         ========

     See Notes to Unaudited Pro Forma Condensed Combined Income Statements.

                          NOTES TO UNAUDITED PRO FORMA
                      CONDENSED COMBINED INCOME STATEMENTS

                             (DOLLARS IN THOUSANDS)

(1) The following pro forma condensed combined income statement for the twelve months ended March 31, 2005 presents the incremental pro forma operations of Ardent Behavioral, Heartland and three non-significant acquisitions applying the purchase method of accounting as if the acquisitions, which were completed on July 1, 2005, June 1, 2004 and various dates during the second quarter of 2004, respectively, had all occurred on April 1, 2004.

                                                                    NON-                      ACQUISITION
                                         ARDENT                 SIGNIFICANT    ACQUISITIONS    PRO FORMA       PRO FORMA
                                       BEHAVIORAL   HEARTLAND   ACQUISITIONS     COMBINED     ADJUSTMENTS     ACQUISITIONS
                                       ----------   ---------   ------------   ------------   -----------     ------------
Revenue..............................   $301,056     $9,135        $7,051        $317,242      $     --         $317,242
Expenses:
  Salaries, wages and employee
    benefits.........................    171,079      4,012         4,205         179,296          (115)(a)      179,181
  Professional fees..................     32,391      2,881           618          35,890         2,100 (b)       37,990
  Rentals and leases.................      3,458        323           214           3,995          (391)(c)        3,604
  Other operating expenses...........     38,845      1,351         1,194          41,390           328 (d)       41,718
  Provision for doubtful accounts....      7,718        690            58           8,466            --            8,466
  Depreciation and amortization......      4,244         42            94           4,380           548 (e)        4,928
  Interest expense...................        173         57            49             279           253 (f)          532
  Other expenses.....................     15,416        311           235          15,962       (15,962)(g)           --
                                        --------     ------        ------        --------      --------         --------
    Total expenses...................    273,324      9,667         6,667         289,658       (13,239)         276,419
                                        --------     ------        ------        --------      --------         --------
Income from continuing operations
  before income taxes................     27,732       (532)          384          27,584        13,239           40,823
Provision for income taxes...........     10,396         --            --          10,396         5,117 (h)       15,513
                                        --------     ------        ------        --------      --------         --------
Income from continuing operations....   $ 17,336     $ (532)       $  384        $ 17,188      $  8,122         $ 25,310
                                        ========     ======        ======        ========      ========         ========

                          NOTES TO UNAUDITED PRO FORMA
              CONDENSED COMBINED INCOME STATEMENTS -- (CONTINUED)

     The following pro forma condensed combined income statement for the year ended December 31, 2004 presents the incremental pro forma operations of Ardent Behavioral, Heartland, Brentwood and three non-significant acquisitions applying the purchase method of accounting as if the acquisitions, which were completed on July 1, 2005, June 1, 2004, March 1, 2004, and various dates during the second quarter of 2004, respectively, had all occurred on January 1, 2004.

                                                                           NON-                      ACQUISITION
                                    ARDENT                             SIGNIFICANT    ACQUISITIONS    PRO FORMA       PRO FORMA
                                  BEHAVIORAL   HEARTLAND   BRENTWOOD   ACQUISITIONS     COMBINED     ADJUSTMENTS     ACQUISITIONS
                                  ----------   ---------   ---------   ------------   ------------   -----------     ------------
Revenue.........................   $294,282     $22,482     $5,612       $17,530        $339,906      $     --         $339,906
Expenses:
  Salaries, wages and employee
    benefits....................    167,926       9,689      2,977        10,012         190,604          (132)(a)      190,472
  Professional fees.............     32,744       4,841        653         1,389          39,627         2,117 (b)       41,744
  Rentals and leases............      3,564         788         37           559           4,948          (601)(c)        4,347
  Other operating expenses......     38,298       3,177        772         2,930          45,177           328 (d)       45,505
  Provision for doubtful
    accounts....................      7,245       1,500        370           225           9,340            --            9,340
  Depreciation and
    amortization................      3,664         104         30           272           4,070         1,407 (e)        5,477
  Interest expense..............      2,854         127          2           136           3,119        (1,971)(f)        1,148
  Other expenses................     16,483         377        319           472          17,651       (17,651)(g)           --
                                   --------     -------     ------       -------        --------      --------         --------
    Total expenses..............    272,778      20,603      5,160        15,995         314,536       (16,503)         298,033
                                   --------     -------     ------       -------        --------      --------         --------
Income from continuing
  operations before income
  taxes.........................     21,504       1,879        452         1,535          25,370        16,503           41,873
Provision for income taxes......      8,159          --         --            --           8,159         7,753 (h)       15,912
                                   --------     -------     ------       -------        --------      --------         --------
Income from continuing
  operations....................   $ 13,345     $ 1,879     $  452       $ 1,535        $ 17,211      $  8,750         $ 25,961
                                   ========     =======     ======       =======        ========      ========         ========

     (a) Reflects adjustments to salaries, wages and employee benefits to include corporate level employees necessary to manage the facilities acquired from Ardent Behavioral and the reclassification of contract labor from salaries, wages and employee benefits to professional fees for Ardent Behavioral to conform to our presentation.

                                                                                   THREE
                                                        TWELVE MONTHS ENDED       MONTHS
                                                      ------------------------     ENDED
                                                      DECEMBER 31,   MARCH 31,   MARCH 31,
                                                          2004         2005        2005
                                                      ------------   ---------   ---------
Salaries, wages and employee benefits of corporate
  level employees to manage facilities acquired from
  Ardent Behavioral.................................    $ 1,835       $ 1,835     $   459
Reclassification of contract labor to professional
  fees to conform to our presentation...............     (1,967)       (1,950)       (319)
                                                        -------       -------     -------
                                                        $  (132)      $  (115)    $   140
                                                        =======       =======     =======

     (b) Reflects adjustment to professional fees to include additional costs at the corporate level for the acquisition of Ardent Behavioral and the reclassification of contract labor from salaries, wages and employee benefits to professional fees for Ardent Behavioral to conform to our presentation.

                          NOTES TO UNAUDITED PRO FORMA
              CONDENSED COMBINED INCOME STATEMENTS -- (CONTINUED)

                                                                                   THREE
                                                        TWELVE MONTHS ENDED       MONTHS
                                                      ------------------------     ENDED
                                                      DECEMBER 31,   MARCH 31,   MARCH 31,
                                                          2004         2005        2005
                                                      ------------   ---------   ---------
Professional fees at corporate level to support
  facilities acquired from Ardent Behavioral........    $   150       $   150     $    37
Reclassification from salaries, wages and employee
  benefits to conform to our presentation...........      1,967         1,950         319
                                                        -------       -------     -------
                                                        $ 2,117       $ 2,100     $   356
                                                        =======       =======     =======

     (c) Reflects adjustments to rentals and leases for real estate purchased subsequent to the acquisition of formerly leased facilities and adjustments to rentals and leases for additional office space at the corporate level necessary to accommodate employees hired as the result of the Ardent Behavioral acquisition.

                                                                                   THREE
                                                        TWELVE MONTHS ENDED       MONTHS
                                                      ------------------------     ENDED
                                                      DECEMBER 31,   MARCH 31,   MARCH 31,
                                                          2004         2005        2005
                                                      ------------   ---------   ---------
Lease expense on properties purchased related to
  acquisition of facilities.........................     $(725)        $(515)      $  --
Lease expense on additional corporate office space
  required for additional corporate level employees
  to manage facilities acquired from Ardent
  Behavioral........................................       124           124          31
                                                         -----         -----       -----
                                                         $(601)        $(391)      $  31
                                                         =====         =====       =====

     (d) Reflects adjustments to other operating expenses at the corporate level, primarily for travel and related expenses, to be incurred by employees hired as the result of the Ardent Behavioral acquisition.

     (e) Reflects adjustments to depreciation expense for purchase accounting step-ups of property and equipment acquired and for real estate purchased subsequent to the acquisition of formerly leased facilities. Buildings are depreciated over 35 years and equipment over 5 years.

                                                                                   THREE
                                                        TWELVE MONTHS ENDED       MONTHS
                                                      ------------------------     ENDED
                                                      DECEMBER 31,   MARCH 31,   MARCH 31,
                                                          2004         2005        2005
                                                      ------------   ---------   ---------
Additional (reduction in) depreciation on acquired
  facilities for purchase accounting basis
  step-up...........................................     $  932        $213        $(88)
Depreciation on properties purchased related to
  acquisition of facilities.........................        475         335          --
                                                         ------        ----        ----
                                                         $1,407        $548        $(88)
                                                         ======        ====        ====

                          NOTES TO UNAUDITED PRO FORMA
              CONDENSED COMBINED INCOME STATEMENTS -- (CONTINUED)

     (f) Reflects adjustments to include interest expense from the beginning of the period to the acquisition date and adjustments to eliminate interest expense (income) for Ardent Behavioral.

                                                                                   THREE
                                                        TWELVE MONTHS ENDED       MONTHS
                                                      ------------------------     ENDED
                                                      DECEMBER 31,   MARCH 31,   MARCH 31,
                                                          2004         2005        2005
                                                      ------------   ---------   ---------
Interest expense....................................    $   883        $ 426       $ --
Less Ardent Behavioral Historical interest expense
  (income)..........................................     (2,854)        (173)       932
                                                        -------        -----       ----
                                                        $(1,971)       $ 253       $932
                                                        =======        =====       ====

     (g) Reflects adjustments to eliminate management fees and other related party amounts paid or payable to the sellers prior to acquisition. Incremental expenses we expect to incur on an on-going basis for additional personnel, office space, etc. to manage these facilities are reflected as acquisition pro-forma adjustments in the appropriate income statement line item.

     (h) Reflects adjustment to bring combined pro forma provision for income taxes to 38%, 39% and 38% of income from continuing operations before income taxes for the twelve months ended March 31, 2005, the three months ended March 31, 2005 and the year ended December 31, 2004, respectively.

                                                                                   THREE
                                                        TWELVE MONTHS ENDED       MONTHS
                                                      ------------------------     ENDED
                                                      DECEMBER 31,   MARCH 31,   MARCH 31,
                                                          2004         2005        2005
                                                      ------------   ---------   ---------
Pro forma acquisition income from continuing
  operations before income taxes....................    $ 41,873     $ 40,823     $18,345
Effective income tax rate...........................          38%          38%         39%
                                                        --------     --------     -------
Provision for income taxes..........................      15,912       15,513       7,154
Provision prior to pro-forma adjustment.............       8,159       10,396       6,321
                                                        --------     --------     -------
Pro forma acquisition adjustment to provision for
  income taxes......................................    $  7,753     $  5,117     $   833
                                                        ========     ========     =======
Pro forma PSI income from continuing operations
  before income taxes...............................    $ 37,993     $ 42,571     $10,408
Effective income tax rates..........................          38%          38%         39%
                                                        --------     --------     -------
Pro forma provision for income taxes................    $ 14,437       16,177       4,059
Pro forma combined provision for income taxes.......      26,344       28,007       7,154
                                                        --------     --------     -------
Offering pro forma adjustment.......................    $(11,907)    $(11,830)    $(3,095)
                                                        ========     ========     =======

     (i) Reflects adjustment to give effect to interest on the $220,000 notes at 7 3/4% offered hereby and interest on the $325,000 senior secured term facility and $35,500 of additional borrowings under the amended and restated revolving credit facility at the LIBOR rate plus applicable margin. This adjustment has been offset by interest on the $61.3 million of 10 5/8% senior subordinated notes repurchased. The adjustment also includes amortization on capitalized finance costs and expense anticipated on interest rate swap arrangements. A
1/8% increase (decrease) in our interest rate assumptions would increase (decrease) our interest expense $451 for both the twelve months ended March 31, 2005 and the year ended December 31, 2004 and $113 for the three months ended March 31, 2005.